UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

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LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)
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England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

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20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

(44) 203 325 0660
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b) Departure of a Named Executive Officer

On April 3, 2017, LivaNova Plc (“LivaNova”) entered into a Termination Agreement (the “Agreement”) with Jacques Gutedel, LivaNova’s President for the Europe, Canada and Australia Regions, pursuant to which Mr. Gutedel will step down from his current position on April 30, 2017 and become an advisor to LivaNova’s Chief Executive Officer until his employment ends on March 31, 2018 (the “Termination Date”).

Item 5.02(e) Entry into a Material Compensatory Contract

The Agreement provides for a mutual release of claims relating to Mr. Gutedel’s employment with LivaNova and his separation from LivaNova, and for Mr. Gutedel to receive the following benefits:

i.
a base salary, currently CHF 41,667 ($41,584)[1] per month, plus a monthly supplemental pension contribution of approximately CHF 5,000 ($4,990), through the Termination Date or the date he accepts other employment, if sooner;

ii.	a bonus payment for 2016 in the amount of CHF 254,557 ($254,051); and

iii.
a severance payment in the amount of CHF 1,500,400 (as provided in Mr. Gutedel’s July 6, 2016 Amendment Agreement, previously disclosed in a Current Report on Form 8-K on that date), payable in three installments ending 30 days after the Termination Date.

In addition, Mr. Gutedel agreed not to use or disclose LivaNova’s confidential business information and agreed to be bound by the non-competition covenant in his employment agreement until the Termination Date, after which the covenant will lapse.

A copy of the Agreement is filed herewith as Exhibit 10.1. The foregoing description of the Agreement is a summary only and is qualified in its entirety by the full text of the Agreement, which is incorporated herein by reference. The foregoing description of the Amendment Agreement is not complete and is qualified in its entirety by reference to the relevant agreement filed as Exhibit 10.49 to LivaNova’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 2, 2016, which is incorporated herein by reference.

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1Amounts payable in Swiss Francs are converted to U.S. Dollars based on the average selling price for Swiss Francs for the 24-hour period ending April 3, 2017 at 22:00 UTC ($1.25394) as published by OANDA Corporation.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit        Description

10.1	Termination Agreement dated April 3, 2017 between LivaNova Plc and Jacques Gutedel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: April 6, 2017	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement dated April 3, 2017 between LivaNova Plc and Jacques Gutedel

5